Exhibit 10.6

AMENDMENT NUMBER TEN TO CREDIT AGREEMENT
THIS AMENDMENT NUMBER TEN TO CREDIT AGREEMENT (this “Amendment”), dated as of October 3, 2013, is entered into by and among STOCK BUILDING SUPPLY HOLDINGS, INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries listed on the signature pages hereto as a borrower (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), each of Parent’s Subsidiaries listed on the signature pages hereto as a guarantor (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as “Guarantors”), the lenders party hereto (“Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC) (“WFCF”), as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and in light of the following:
W I T N E S S E T H
WHEREAS, Parent, Borrowers, Lenders, BANK OF AMERICA, N.A. (“BofA”), as co-lead arranger, WFCF as co-lead arranger, and Agent are parties to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement;
WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to accommodate Borrowers’ request.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.
2.    Amendments to Credit Agreement.
(a)    The definition of “Interest Period” contained in Schedule 1.1 to the Credit Agreement is hereby amended and modified by replacing each reference to “3” therein with “1,2,3, or 6”.
(b)    Section 2.12(a) of the Credit Agreement is hereby amended and modified by amending and restating such Section in its entirety as follows:
“(a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option, subject to 2.12(b) below, (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest

Period applicable thereto; provided, however, that, subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals commencing on the date that is three months after the first day of such Interest Period, (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers properly have exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, at the written election of the Required Lenders, Borrowers no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate.”

(c)    Exhibit L-1 of the Credit Agreement is hereby amended and modified by deleting such Exhibit in its entirety and inserting the Exhibit attached hereto as Exhibit L-1 in lieu thereof.
3.    Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:
(a)    Agent shall have received this Amendment, duly executed and delivered by the parties hereto.
(b)    After giving effect to this Amendment, the representations and warranties set forth herein and in the Credit Agreement and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
(c)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
4.    Representations and Warranties. Each Loan Party hereby represents and warrants to Agent for the benefit of the Lender Group and the Bank Product Providers as follows:
(a)    The execution, delivery, and performance by it of this Amendment (i) have been duly authorized by all necessary action of such Loan Party, and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Loan Party or its Subsidiaries, the Governing Documents of such Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Loan Party except to the extent such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Loan Party, other than Permitted Liens, (D) require any approval of such Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of such Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, or (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, except for (1) registrations, consents, approvals, notices or other actions that have been obtained and that are still in force and effect, (2) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, and (3) consents or approvals the failure of which to obtain could not reasonably be expected to cause a Material Adverse Change.
(b)    This Amendment has been duly executed and delivered by such Loan Party. This Amendment is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(c)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower or any Guarantor.
(d)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof and no condition exists which constitutes a Default or Event of Default as of the date hereof.
(e)    After giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
(f)    This Amendment has been entered into without force or duress, of the free will of such Loan Party, and the decision of such Loan Party to enter into this Amendment is a fully informed decision and such Loan Party is aware of all legal and other ramifications of each such decision.
(g)    It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
5.    Payment of Costs and Fees. Borrowers agree to pay all reasonable out-of-pocket costs and expenses of Lender Group (including, without limitation, the reasonable fees and out-of-pocket disbursements of outside counsel to Agent and each Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
6.    Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.    Further Assurances. At any time upon the reasonable request of Agent, each Loan Party shall promptly execute and deliver to Agent such Additional Documents as Agent shall request pursuant to the

Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent.
8.    Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, consents, waivers and modifications set forth herein are limited to the specified hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and the Lenders.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
9.    Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. Each Loan Party consents to the amendments to the Credit Agreement set forth in this Amendment and agrees that all Obligations owing by such Person are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.
10.    Reaffirmation of Obligations. Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further does grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a perfected security interest in the Collateral (as defined in the Security Agreement) in order to secure all of its present and future Obligations.

11.    Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
12.    Miscellaneous.
(a)    This Amendment is a Loan Document. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
(b)    Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.
(d)    Neither this Amendment nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Loan Party, whether under any rule of construction or otherwise, on the basis that this Amendment has been drafted by any such Person. This Amendment has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)    Although each Guarantor has been informed of the matters set forth herein and has agreed to same, such Guarantor understands that neither Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.
(f)    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(g)    Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement and any other Loan Document. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
13.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first written above.

STOCK BUILDING SUPPLY HOLDINGS, INC., a Delaware limited liability company, as Parent and as a Guarantor

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

COLEMAN FLOOR, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

STOCK BUILDING SUPPLY OF FLORIDA, LLC, a Florida limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

STOCK BUILDING SUPPLY MIDWEST, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

STOCK BUILDING SUPPLY WEST, LLC, a Utah limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

STOCK BUILDING SUPPLY OF ARKANSAS, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

SBS / BISON BUILDING MATERIALS, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

COLEMAN FLOOR SOUTHEAST, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

TBSG, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

COMMONWEALTH ACQUISITION HOLDINGS, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel
STOCK WINDOW AND DOOR SOUTHEAST, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel
STOCK BUILDING SUPPLY WEST (USA), INC., a Delaware corporation, as a Guarantor

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	Executive Vice President, Chief Administrative Officer & General Counsel

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as Agent and as a Lender

By:	/s/ Daniel Whitwer
Name:	Daniel Whitwer
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven W. Sharp
Name:	Steven W. Sharp
Title:	Senior Vice President

EXHIBIT L-1
FORM OF LIBOR NOTICE
Wells Fargo Capital Finance, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

Ladies and Gentlemen:
Reference hereby is made to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”), among STOCK BUILDING SUPPLY HOLDINGS, INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries party thereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), the lenders party thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking association, as co-lead arranger, and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as co-lead arranger. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
This LIBOR Notice represents Borrowers’ request to elect the LIBOR Option with respect to outstanding Advances in the amount of $________ (the “LIBOR Rate Advance”)[, and is a written confirmation of the telephonic notice of such election given to Agent].
The LIBOR Rate Advance will have an Interest Period of [1][2][3][6] months commencing on     .
This LIBOR Notice further confirms Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.
(signature page follows)

Dated: ______________ __, 20__

STOCK BUILDING SUPPLY, LLC,
a North Carolina limited liability company,
as Administrative Borrower

By:
Name:
Title:
Acknowledged by:
WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company,
as Agent

By:
Name:
Title: